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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 1, 2007

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                                  Conn's, Inc.
             (Exact name of registrant as specified in its charter)


        Delaware                      000-50421                  06-1672840
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


               3295 College Street
                 Beaumont, Texas                                        77701
     (Address of principal executive offices)                         (Zip Code)


             Registrant's telephone number, including area code: (409) 832-1696

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                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02       Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      Effective August 1, 2007, we increased the annual base salary of Dr. William C. Nylin, Jr., our Executive Vice Chairman of the Board of Directors, from $180,000 to $270,000. Effective June 1, 2007, Dr. Nylin's annual base salary was reduced from $360,000 to $180,000 to reflect his stepping down as our Chief Operating Officer, while remaining as our Executive Vice Chairman of the Board, and reducing his committed time to us by one-half. However, Dr. Nylin has not reduced his time as anticipated, and we are increasing his annual base salary to reflect his continuing commitment to our operations. The remaining terms of Dr. Nylin's employment agreement with us remain unchanged.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONN'S, INC.


Date: August 1, 2007                    By: /s/ David L. Rogers
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                                            David L. Rogers
                                            Chief Financial Officer